UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 5, 2023
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001703075
CFCRE 2017-C8 Mortgage Trust
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001515166
CCRE Commercial Mortgage Securities, L.P.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001558761
Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001592182
LMF Commercial, LLC (formerly known as Rialto Mortgage Finance, LLC)
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001685185
UBS AG
(Exact name of sponsor as specified in its charter)

New York	333-207567-05	38-4032153 38-4032154 38-7187247
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045

(Address of principal executive offices of the issuing entity)

(212) 829-7054
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.02 Change of Servicer or Trustee.

The Baypoint Commerce Center Mortgage Loan, which constituted approximately 1.6% of the asset pool of the issuing entity as of its cut-off date, is an asset of the issuing entity and is part of a loan combination that is being serviced and administered under the pooling and servicing agreement, dated as of June 1, 2017 relating to the UBS Commercial Mortgage Trust 2017-C1 filed as Exhibit 99.1 to the registrant’s Current Report on Form 8-K filed on June 14, 2017 (the “UBS 2017-C1 PSA”).  Pursuant to Section 7.01(d) of the UBS 2017-C1 PSA, CWCapital Asset Management LLC, a Delaware limited liability company, was removed as special servicer of the Baypoint Commerce Center Mortgage Loan and Rialto Capital Advisors, LLC (“RCA”), a Delaware limited liability company was appointed as the successor special servicer of the Baypoint Commerce Center Mortgage Loan under the UBS 2017-C1 PSA.

This Current Report on Form 8-K is being filed to record that, effective as of January 5, 2023, the Baypoint Commerce Center Mortgage Loan will be specially serviced, if necessary, pursuant to the UBS 2017-C1 PSA, by RCA.  RCA maintains its principal servicing office at Southeast Financial Center, 200 S. Biscayne Blvd., Suite 3550, Miami, Florida 33131.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CCRE Commercial Mortgage Securities, L.P.
(Depositor)

/s/ James Buccola
James Buccola, Executive Managing Director

Date:  January 5, 2023